                                                                    EXHIBIT 10.5

                                PROMISSORY NOTE

                                     7/1/03
                               ------------------
                                     (DATE)


FOR VALUE RECEIVED, Boyd Bros. Transportation Inc. a corporation located at the address stated below ("MAKER") promises, jointly and severally if more than one, to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION or any subsequent holder hereof (each, a "PAYEE") at its office located at 1000 WINDWARD CONCOURSE SUITE 403, ALPHARETTA, GA 30005 or at such other place as Payee or the holder hereof may designate, the principal sum of SEVEN HUNDRED THREE THOUSAND NINE HUNDRED FIFTY FIVE AND 00/100 DOLLARS ($703,955.00), with interest on the unpaid principal balance, from the date hereof through and including dates of payment, at a floating per annum simple interest rate ("Contract Rate") as hereinafter calculated.

The Contract Rate for any given period ("Effective Period") following the first Effective Period shall be equal to the sum of (i) Two and Fifty hundredths percent (2.50%) per annum plus (ii) a variable per annum interest rate ("Current LIBOR"), which shall be equal to the rate under the column indicating the one month Eurodollar Deposits (London) ("LIBOR") as stated in the Federal Reserve Statistical Release H.15 (519) published on the first Business Day of the current month in which the applicable Effective Period ends. If, for any reason whatsoever, the Federal Reserve Statistical Release H.15 (519) is no longer published, the Current LIBOR shall be equal to the rate listed for LIBOR which is published in the Money Rates Column of the Wall Street Journal, Eastern Edition (or, in the event such rate is not so published, in such other nationally recognized publication as Payee may specify) on the first Business Day of the calendar month in which the applicable Effective Period ends. As used herein, the term "Business Day" shall mean and include any calendar day other than a day on which all commercial banks in the City of New York, New York are required or authorized to be closed.

The first Effective Period shall begin on the date hereof, and shall continue through the earlier of (w) the date the first Periodic Installment (or part thereof) is received by Payee and (x) the date on which the first Periodic Installment is due. Each subsequent Effective Period shall begin on the day after the last day of the previous Effective Period and shall continue through the earlier of (y) the date the earliest due and unpaid Periodic Installment (or part thereof) is received by Payee and (z) the date on which the next Periodic Installment is due. The Contract Rate for the first Effective Period shall be equal to the sum of (i) Two and Fifty Hundredths percent (2.50%) per annum plus
(ii) a variable per annum interest rate, which shall be equal to the rate listed for LIBOR under the column indicating the such rate as stated in the Federal Reserve Statistical Release H.15 (519) published as of the first Business Day of the month in which the Effective Period ends.

Subject to the other provisions hereof, the principal and interest on this Note is payable in lawful money of the United States in Seventy Two (72) consecutive monthly installments as follows:

                Periodic
               Installment              Amount
               -----------              ------
                 1 - 71               $10,933.50



each ("Periodic Installment") and a final installment which shall be in the amount of the total outstanding unpaid principal and interest. The first Periodic Installment shall be due and payable on 8/1/03 and the following Periodic Installments shall be due and payable on the same day of each succeeding period (each, a "Payment Date"). All payments shall be applied first to interest and then to principal. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. Interest shall be calculated on the basis of a 365 day year (366 day leap year) and will be charged at the Contract Rate for each calendar day on which any principal is outstanding.

The amount and number of the Periodic Installments will not change with fluctuations in the Contract Rate. Any increase in the Contract Rate shall be reflected by a corresponding decrease in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Any decrease in the Contract Rate shall be reflected as a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Notwithstanding the foregoing, at the end of each three (3) month period commencing with the first Payment Date hereof, Maker agrees to pay to Payee forthwith an additional sum ("Quarterly Payment") sufficient to amortize the unpaid principal over the balance of the original term hereof at the Contract Rate applicable for the first Periodic Installment.

If, and for so long as, the amount of interest due exceeds the amount of the Periodic Installment, Maker agrees to pay forthwith, in addition to (i) any Periodic Installment then due and (ii) any Quarterly Payment, the amount by which said interest exceeds the Periodic Installment. In the event interest only is required to be paid during any period, the interest for such period shall be due and payable monthly as it accrues and shall be calculated on the unpaid principal balance existing at the commencement of such period.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "SECURITY AGREEMENT").

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay in full, but not in part, the entire indebtedness hereunder upon payment of the entire indebtedness plus an additional sum as a premium equal to the following percentages of the remaining principal balance for the indicated period:

Prior to the first annual anniversary date of this Note: One percent (1%)

and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "OBLIGOR") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.


THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.


                                        BOYD BROS. TRANSPORTATION INC.



-----------------------------           By:  /s/ Richard Bailey
(Witness)                                     --------------------------------

-----------------------------           Name:  Richard Bailey
(Print name)                                   -------------------------------

-----------------------------           Title:  CFO/COO
(Address)                                      -------------------------------
                                        Federal Tax ID#:      636006515
                                                         ---------------------

                                        Address:  3275 Highway 30, Clayton,
                                                  Barbour County, AL 36016

                                    ANNEX A
                                       TO
                          COLLATERAL SCHEDULE NO. 002
                          TO MASTER SECURITY AGREEMENT
                            DATED AS OF May 21, 2002

                      CERTIFICATE OF DELIVERY/INSTALLATION

To: General Electric Capital Corporation (together with its successors and assigns, if any, "SECURED PARTY")

     Pursuant to the provisions of the above Collateral Schedule to the above Security Agreement and the related Promissory Note (collectively, the "LOAN") the undersigned ("DEBTOR") hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer; (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on _______________ and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

NUMBER
OF UNITS          MANUFACTURER              SERIAL NUMBERS             MODEL AND TYPE OF EQUIPMENT
--------          ------------              --------------             ---------------------------
1                 Fontaine                  13N14830641519309          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830241519310          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830441519311          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830641519312          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830841519313          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830X41519314          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830141519315          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830341519316          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830541519317          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830741519318          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830941519319          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830541519320          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830741519321          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830941519322          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830041519323          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830241519324          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830441519325          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830641519326          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830841519327          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830X41519328          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830141519329          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830841519330          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830X41519331          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830141519332          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830341519333          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830541519334          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830741519335          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830941519336          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830041519337          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830241519338          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830441519339          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830041519340          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830241519341          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830441519342          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830641519343          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830841519344          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830X41519345          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830141519346          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830341519347          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830541519348          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830741519349          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830341519350          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830541519351          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830741519352          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830941519353          IFTW-6-8048WSAWK     Tailer

1                 Fontaine                  13N14830041519354          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830241519355          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830441519356          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830641519357          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830841519358          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830X41519359          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830641519360          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830841519361          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830X41519362          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830141519363          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830341519364          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830541519365          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830741519366          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830941519367          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830041519368          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830241519369          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830941519370          IFTW-6-8048WSAWK     Tailer
1                 Fontaine                  13N14830041519370          IFTW-6-8048WSAWK     Tailer

Equipment immediately listed above is located at: 3275 Highway 30, Clayton, Barbour County, AL 36016

                                                  BOYD BROS. TRANSPORTATION INC.

                                                  By: Richard Bailey
                                                     ___________________________

                                                  Name:_________________________

                                                  Title:   CFO
                                                        ________________________

                                                  Date:_________________________

                          COLLATERAL SCHEDULE NO. 002

THIS COLLATERAL SCHEDULE NO. 002 is annexed to and made a part of that certain Master Security Agreement dated as of May 21, 2002 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Boyd Bros. Transportation Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement)
including without limitation that certain Promissory Note dated              in
the original principal amount of $703,955.00.

QUANTITY   MANUFACTURER    SERIAL NUMBER       YEAR/MODEL AND TYPE OF EQUIPMENT

1          Fontaine        13N14830641519309   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830241519310   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830441519311   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830641519312   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830841519313   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830X41519314   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830141519315   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830341519316   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830541519317   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830741519318   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830941519319   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830541519320   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830741519321   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830941519322   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830041519323   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830241519324   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830441519325   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830641519326   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830841519327   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830X41519328   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830141519329   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830841519330   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830X41519331   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830141519332   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830341519333   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830541519334   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830741519335   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830941519336   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830041519337   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830241519338   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830441519339   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830041519340   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830241519341   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830441519342   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830641519343   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830841519344   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830X41519345   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830141519346   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830341519347   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830541519348   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830741519349   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830341519350   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830541519351   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830741519352   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830941519353   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830041519354   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830241519355   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830441519356   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830641519357   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830841519358   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830X41519359   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830641519360   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830841519361   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830X41519362   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830141519363   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830341519364   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830541519365   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830741519366   2004 IFTW-6-8048WSAWK Tailer
1          Fontaine        13N14830941519367   2004 IFTW-6-8048WSAWK Tailer

1          Fontaine       13N14830041519368        2004 IFTW-6-8048WSAWK Tailer
1          Fontaine       13N14830241519369        2004 IFTW-6-8048WSAWK Tailer
1          Fontaine       13N14830941519370        2004 IFTW-6-8048WSAWK Tailer
1          Fontaine       13N14830041519371        2004 IFTW-6-8048WSAWK Tailer

Equipment immediately listed above is located at: 3275 Highway 30, Clayton, Barbour County, AL 36016

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secretary Act ("BSA") laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.


SECURED PARTY:                               DEBTOR:

GENERAL ELECTRIC CAPITAL CORPORATION         BOYD BROS. TRANSPORTATION INC.

By:                                          By: /s/ Richard Bailey
   ------------------------------------         --------------------------------

Name:                                        Name:   Richard Bailey
     ----------------------------------           ------------------------------

Title:                                       Title:  CFO
      ---------------------------------            -----------------------------

Date:                                        Date:
     ----------------------------------           ------------------------------

BOYD BROS. TRANSPORTATION INC.
3275 Highway 30
Clayton, AL 36016

RE: AMENDMENT ON SELF-INSURANCE

Gentlemen:

This letter is written in connection with our chattel mortgage, security agreement or lease agreement ("CONTRACT"), dated as of May 21, 2002, and the collateral or equipment described therein ("EQUIPMENT"). We hereby propose to amend the Contract as follows:

Anything in the Contract to the contrary notwithstanding, it is agreed that you shall have the right, at your sole risk and expense, to self-insure the Equipment against the risk of loss or damage. However, if at any time the undersigned shall reasonably deem itself insecure with such self-insurance, then you agree, upon receipt of notice from the undersigned, to obtain insurance against such risk from companies acceptable to the undersigned as required by the Contract.

Except as expressly amended hereinabove, the Contract would remain in full force and effect. Nothing in this letter shall be deemed to be a waiver of any liability insurance coverage that may be required by the Contract and, to the extend that such coverage is required by the Contract, it is agreed and understood that you must, at your sole cost and expense, obtain such coverage from companies acceptable to the undersigned.

If the foregoing is acceptable, please evidence your consent by executing in the appropriate space provided below and returning the fully executed copy to the undersigned.

                                          Very truly yours,


                                               By:
                                                  ------------------------------

                                               Name:
                                                    ----------------------------

                                               Title:
                                                     ---------------------------


AGREED TO AND ACCEPTED

BOYD BROS. TRANSPORTATION INC.

By: /s/ Richard Bailey
   --------------------------------

Name:
     ------------------------------

Title: CFO
      -----------------------------

Date:
     ------------------------------

                                             Date May 12, 2003





General Electric Capital Corporation
1000 Windward Concourse Suite 403
Alpharetta, GA 30005

Gentlemen:

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated _______________ and secured by that Security Agreement or Chattel Mortgage dated May 21, 2002, as follows:


     Fontaine Trailer Company                $703,955.00


      This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

                                             Very truly yours,

                                             BOYD BROS. TRANSPORTATION INC.

                                             By:       /s/  RICHARD BAILEY
                                                ________________________________

                                             Name:          Richard Bailey
                                                  ______________________________

                                             Title:         CFO
                                                   _____________________________